Exhibit (a)(1)(B)

Letter of Transmittal To Tender

Shares of Class A Common Stock

of

MALIBU BOATS, INC.

and

Limited Liability Company Interests

of

MALIBU BOATS HOLDINGS, LLC

for an Aggregate Purchase Price of Not More than $70.0 Million at a Per Share or LLC Unit Purchase Price Not Less Than $21.00 Per Share or LLC Unit Nor Greater Than $23.50 Per Share or LLC Unit in Cash Pursuant to the Offer to Purchase dated

March 13, 2015

by

Malibu Boats, Inc.

THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 9, 2015, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”) OR TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal (together with the certificate(s), if any, representing your Securities (as defined below)) to:

If delivering by mail, hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Company, LLC

Attn: Corporate Actions

6201 15th Avenue

Brooklyn, New York 11219

By Facsimile Transmission (for Eligible Institutions Only): (718) 234-5001

Confirm Facsimile Transmission: (718) 921-8317

Pursuant to the offer of Malibu Boats, Inc. to purchase the Securities, the undersigned encloses herewith and tenders the following certificate(s), if any, representing the Securities:

DESCRIPTION OF SECURITIES TENDERED

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on Share (as defined below) or LLC Unit (as defined below) certificate(s))	Securities Tendered (attach additional signed list if necessary)
Certificated Securities**
	Certificate Number(s)*	Total Number of Securities Represented by Certificate(s)*	Number of Securities Tendered**	Book-Entry Shares Tendered	Book-Entry LLC Units Tendered

Total Securities

*	Need not be completed by book-entry holders of Shares and/or LLC Units.
**	Unless otherwise indicated, it will be assumed that all Shares and/or LLC Units represented by certificates described above are being tendered hereby.

Indicate below the order (by certificate number) in which Shares or LLC Units are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all Securities tendered are purchased due to proration, Securities will be selected for purchase by American Stock Transfer & Trust Company, LLC (the “Depositary”). See Instruction 15.

1st:              2nd:              3rd:              4th:              5th:

If any certificate representing Securities has been lost or destroyed, you should promptly notify the Depositary at the address set forth on the back cover page of this Letter of Transmittal.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the following pages) a check representing a cash payment for (i) shares of Class A Common Stock, par value $0.01 per share (the “Shares”), of Malibu Boats, Inc. (the “Company”) and (ii) limited liability company interests of Malibu Boats Holdings, LLC (the “LLC” with such limited liability company interests defined as the “LLC Units” and collectively with the Shares, the “Securities”) tendered pursuant to this Letter of Transmittal, each pursuant to (x) auction tenders at prices specified by the tendering stockholders or unitholders, as the case may be, of not less than $21.00 nor greater than $23.50 per Share or LLC Unit (the “Auction Tenders”), or (y) purchase price tenders (“Purchase Price Tenders”), in either case without interest, less any applicable withholding taxes and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 13, 2015 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”). Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Offer to Purchase.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT EITHER THE INFORMATION AGENT, GEORGESON INC., AT (866) 856-4733 OR VIA EMAIL AT MALIBUBOATS@GEORGESON.COM.

This Letter of Transmittal is to be completed only if (i) certificates for Securities are being forwarded herewith, (ii) a tender of book-entry Shares is being made to the account maintained by the Depositary at The Depository Trust Company (“DTC”) pursuant to Section 3 of the Offer to Purchase, and the tender is not being made pursuant to an Agent’s Message (as defined in Instruction 2 below) nor DTC’s Automated Tender Offer Program (“ATOP”) or (iii) a tender of non-certificated LLC Units is being made to the Depositary by book-entry credited to the in-house ledger. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SECURITIES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED LLC UNITS IN NON-CERTIFICATED FORM ARE BEING DELIVERED TO THE DEPOSITARY BY BOOK-ENTRY CREDITED TO THE LLC’S IN-HOUSE LEDGER:

Name(s) of Registered Owner(s):

Tax Identification Number:

AUCTION PRICE TENDER

(See Instruction 5)

By checking one of the following boxes below instead of the box in “Purchase Price Tender,” you are tendering Securities at the price checked. This election could result in none of your Securities being purchased if the Purchase Price selected by the Company for the Securities is less than the price checked below. If you wish to tender Securities at more than one price, you must complete a separate Letter of Transmittal for each price at which you wish to tender Securities. The same Securities cannot be tendered at more than one price, unless previously and validly withdrawn. See Sections 3 and 4 of the Offer to Purchase.

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, THERE IS NO PROPER TENDER OF SECURITIES. IF NO BOX IS CHECKED, YOU WILL BE DEEMED TO HAVE MADE A PURCHASE PRICE TENDER.

(Holders who desire to tender Securities at more than one price must complete a separate Letter of Transmittal for each price at which Securities are tendered.)

PRICE (IN DOLLARS) PER SHARE OR LLC UNIT AT WHICH SECURITIES ARE BEING TENDERED

☐	$21.00	☐	$21.70	☐	$22.40	☐	$23.00
☐	$21.10	☐	$21.80	☐	$22.50	☐	$23.10
☐	$21.20	☐	$21.90	☐	$22.60	☐	$23.20
☐	$21.30	☐	$22.00	☐	$22.70	☐	$23.30
☐	$21.40	☐	$22.10	☐	$22.80	☐	$23.40
☐	$21.50	☐	$22.20	☐	$22.90	☐	$23.50
☐	$21.60	☐	$22.30

PURCHASE PRICE TENDER

(See Instruction 6)

☐	By checking this one box instead of one of the price boxes in “Auction Price Tender,” you are tendering Securities and are willing to accept the Purchase Price selected by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Securities pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Securities at the minimum price under the Offer of $21.00 per Share or LLC Unit and could cause the Purchase Price in the Offer to be lower for purposes of determining the Purchase Price in the Offer, and could result in the tendered Securities being purchased at the minimum price under the Offer of $21.00 per Share or LLC Unit. See Section 3 of the Offer to Purchase.

ODD LOTS

(See Instruction 14)

As described in Section 1 of the Offer to Purchase, under certain conditions, holders of a total of fewer than 100 Shares or LLC Units may have their Securities tendered at or below the Purchase Price accepted for payment before any proration of other tendered Securities. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares or LLC Units in the aggregate, even if these holders have separate accounts or certificates representing fewer than 100 Shares or LLC Units. Accordingly, this section is to be completed only if Securities are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Time, an aggregate of fewer than 100 Shares or LLC Units. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares or LLC Units, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering for the beneficial owner(s), Shares or LLC Units with respect to which it is the record holder and (ii) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares or LLC Units and is tendering all of such Shares or LLC Units.

In addition, the undersigned is tendering either (check one box):

☐	at the price per Share or LLC Unit indicated above in “Auction Price Tender;” or

☐	at the Purchase Price, as the same will be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share or LLC Unit in “Auction Price Tender” above).

CONDITIONAL TENDER

(See Instruction 13)

As described in Section 6 of the Offer to Purchase, a tendering stockholder or unitholder may condition his or her tender of Securities upon the Company purchasing all or a specified minimum number of the Securities tendered. Unless at least the minimum number of Securities you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Securities tendered by you will be purchased. Stockholders should note that the treatment of the consideration they receive for tendered Shares as either (i) consideration received in a sale or exchange of tendered Shares or (ii) a distribution with respect to such Shares may be affected by the percentage of their total Shares that are purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Stockholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any stockholder tendering Shares. Unless this box has been checked and a minimum number of Securities specified, your tender will be deemed unconditional.

☐	The minimum number of Securities that must be purchased from me/us, if any are purchased from me/us, is: Shares; or LLC Units.

If, because of proration, the minimum number of Securities designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder or unitholder must have tendered all of his or her Securities and checked this box:

☐	The tendered Securities represent all Securities held by the undersigned.

Ladies and Gentlemen:

The undersigned hereby tenders to Malibu Boats, Inc., a Delaware corporation (the “Company”), the above-described shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Shares”) or the above-described limited liability company interests of Malibu Boats Holdings, LLC (the “LLC” with such limited liability company interests defined as the “LLC Units” and collectively with the Shares, the “Securities”), as applicable, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”).

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Securities validly tendered herewith and not validly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby (i) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Securities being tendered hereby, (ii) waives any and all rights with respect to the Securities, (iii) releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Securities and (iv) irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Securities with full power of substitution and resubstitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Securities) to the full extent of such stockholder’s or unitholder’s rights with respect to such Securities (x) to deliver certificates representing the Securities (the “Certificates”), or transfer of ownership of such Securities on the account books maintained by DTC or the in-house ledger, as applicable, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, (y) to present such Securities for cancellation and transfer on the Company’s books and (z) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms and subject to the conditions of the Offer (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for tendering holders, for the consideration payable pursuant to the Offer).

The undersigned hereby represents and warrants that the undersigned is the registered owner of the Securities and has full power and authority to tender, sell, assign and transfer the Securities tendered hereby and, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever and the same will not be subject to any adverse claim or right. In addition, the undersigned makes the representation and warranty to the Company set forth in Section 3 of the Offer to Purchase and understands that the tender of Securities made hereby constitutes an acceptance of the terms and conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

It is understood that the undersigned will not receive payment for the Securities unless and until the Securities are accepted for payment and the timely receipt by the Depositary of Certificates (or a timely confirmation of the book-entry transfer of the Shares into the Depositary’s account at DTC, or in the case of LLC Units in non-certificated form, timely confirmation of the LLC Units credited on the in-house ledger), together with such additional documents as the Depositary may require.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SECURITIES, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK

OF LOSS OF SUCH SECURITIES, CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SECURITIES OR CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN SECTION 3 OF THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by the Company of Securities tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The undersigned understands that it is a violation of Rule 14e-4 promulgated under the Exchange Act of 1934, as amended, (the “Exchange Act”) for a person acting alone or in concert with others, directly or indirectly, to tender securities for such person’s own account unless, at the time of tender and at the end of the proration period (the “Proration Period”) or period during which such securities are accepted by lot, such person has a “net long position” (i.e., more securities held in long positions than in short positions) in (1) a number of securities that is equal to or greater than the amount tendered and will deliver or cause to be delivered such securities for the purpose of tendering to the Company within the period specified in the Offer or (2) other securities immediately convertible into, exercisable for or exchangeable into a number of securities (“Equivalent securities”) that are equal to or greater than the number of securities tendered and, upon the acceptance of such tender, will acquire such securities by conversion, exchange, or exercise of such Equivalent securities and will deliver or cause to be delivered such securities so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of securities made pursuant to any method of delivery set forth in the Offer to Purchase and in this Letter of Transmittal will constitute the tendering stockholder’s or unitholder’s acceptance of the terms and conditions of the Offer, as well as the tendering stockholder’s or unitholder’s representation and warranty to us that (i) such stockholder or unitholder has a “net long position” in a number of securities or Equivalent securities at least equal to the securities being tendered within the meaning of Rule 14e-4 and (ii) such tender of securities complies with Rule 14e-4. The Company’s acceptance for payment of securities tendered in the Offer will constitute a binding agreement between the tendering stockholder or unitholder and the Company upon the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

IT IS UNDERSTOOD THAT THE COMPANY IS NOT MAKING THE OFFER TO, AND WILL NOT ACCEPT ANY TENDERED SECURITIES FROM, STOCKHOLDERS OR UNITHOLDERS, AS THE CASE MAY BE, IN ANY U.S. STATE WHERE IT WOULD BE ILLEGAL TO DO SO.

The undersigned understands that the Company expressly reserves the right, in its sole discretion and subject to applicable law, at any time and from time to time, and regardless of whether or not any of the events set forth in Section 7 of the Offer to Purchase shall have occurred or shall be deemed by the Company to have occurred, to extend the period of time the Offer is open and delay acceptance for payment of, and payment for, any Securities by giving oral or written notice of such extension to the Depositary and making a public announcement of such extension. The Company also expressly reserves the right, in its sole discretion, to terminate the Offer and reject for payment and not pay for any Securities not theretofore accepted for payment or paid for, subject to applicable law, and to postpone payment for Securities, upon the occurrence of any of the conditions specified in Section 7, by giving oral or written notice of such termination or postponement to the Depositary and making a public announcement of such termination or postponement. The Company’s reservation of the right to delay payment for Securities that it has accepted for payment is limited by Rule 13e-4(f)(5) under the Exchange Act, which requires that the Company must pay the consideration offered or return the Securities tendered promptly after termination or withdrawal of the Offer.

In participating in the Offer, the undersigned acknowledges that: (i) the Offer is established voluntarily by the Company, it is discretionary in nature and it may be extended, modified, suspended or terminated by the Company as provided in the Offer to Purchase; (ii) the undersigned is voluntarily participating in the Offer; (iii) the future value of the Securities is unknown and cannot be predicted with certainty; (iv) the undersigned has received the Offer to Purchase and this Letter of Transmittal, as amended or supplemented; (v) any foreign exchange obligations triggered by the undersigned’s tender of Securities or the receipt of proceeds are solely his or her responsibility; and (vi) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Securities, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the undersigned authorizes any withholding agent to withhold all applicable Tax Items that such withholding agent, be it the Company, the Depositary or another withholding agent, is legally required to withhold. The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, the Company, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer.

The undersigned understands that the Company holds certain personal information about him or her, including, as applicable, but not limited to, the undersigned’s name, home address and telephone number, date of birth, social security number or other identification number, nationality, any Securities held and details of any other entitlement to shares outstanding in the undersigned’s favor, for the purpose of implementing, administering and managing his or her stock ownership (“Data”). The undersigned understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Offer, that these recipients may be located in his or her country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. The undersigned understands that he or she may request a list with the names and addresses of any potential recipients of the Data. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Offer, including any requisite transfer of such Data as may be required to a broker or other third party with whom the undersigned held any Securities. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Offer. The undersigned understands that he or she may, at any time, view Data, request additional information about storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost. The undersigned understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Offer. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the undersigned understands that he or she may contact the Depositary.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Purchase Price in the name(s) of, and/or return any Certificates representing Securities not tendered or not purchased to, the registered owner(s) appearing in “Description of Securities Tendered” above. Similarly, unless otherwise indicated in “Special Delivery Instructions,” please mail the check for the Purchase Price and/or return any Certificates representing Securities not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing in “Description of Securities Tendered” above. In the event that both “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the Purchase Price and/or issue any Certificates representing Securities not tendered or not purchased (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message (as defined in Instruction 2) and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Securities from the name of the registered owner thereof if the Company does not accept for payment any of the Securities so tendered.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 7 and 9)

To be completed ONLY if Certificate(s) not tendered or not purchased and/or the check for the Purchase Price in consideration of Securities accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above. A Signature Guarantee is required here.

Issue: ☐ Check(s) and/or ☐ Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit Shares tendered by book-entry transfer that are not purchased to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 7 and 9)

To be completed ONLY if Certificate(s) not tendered or not purchased and/or the check for the Purchase Price of Securities accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Securities Tendered” above. A Signature Guarantee is required here.

Deliver: ☐ Check(s) and/or ☐ Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 7)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated:             , 2015

Place medallion guarantee in space below:

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN, W-8BEN-E

or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s) or Unitholder(s))

Dated:             , 2015

This form must be signed by the registered holder(s) exactly as their name(s) appears in the box entitled “Description of Securities Tendered” above or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7. For information concerning signature guarantees, see Instruction 1.

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1) Guarantee of Signatures. No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder of the Securities tendered and the holder has not completed either the boxes entitled “Special Delivery Instructions” or “Special Payment Instructions” above or (ii) the Securities are tendered for the account of a broker, dealer, commercial bank, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a broker, dealer, commercial bank, credit union, savings association or other entity that is also an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”). If a Certificate is registered in the name of a person other than the person executing this Letter of Transmittal, or if payment is to be made, or Securities not purchased or tendered are to be issued, to a person other than the registered holder of the Certificate tendered, then the tendered Certificate must be endorsed or accompanied by an appropriate stock power or unit certificate, as applicable, signed in either case exactly as the name of the registered holder appears on the Certificate, with the signature guaranteed by an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2) Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed only if (i) certificates for Securities are being forwarded herewith, (ii) a tender of book-entry Shares is being made to the account maintained by the Depositary at DTC pursuant to Section 3 of the Offer to Purchase, and the tender is not being made pursuant to an Agent’s Message nor ATOP or (iii) a tender of non-certificated LLC Units is being made to the Depositary by book-entry credited to the in-house ledger. For the Securities to be tendered validly in the Offer, (x) the certificates for the Securities or the confirmation of receipt of the Securities pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase, together with this Letter of Transmittal validly completed and duly executed, including any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer of Shares through DTC, and (y) any other documents required by this Letter of Transmittal, must be received prior to the Expiration Time by the Depositary at its address set forth herein.

A validly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Certificates to the Depositary.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering Shares through DTC that such participant has received, and agrees to be bound by, the terms of this Letter of Transmittal and that the Company may enforce such agreement against that participant.

THE METHOD OF DELIVERY OF THE SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER OR UNITHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted and no fractional Securities will be purchased. All tendering stockholders or unitholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Securities for payment.

All questions as to the number of Securities to be accepted, the Purchase Price to be paid for Securities to be accepted and to validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Securities will be determined by the Company, in its sole discretion, and will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of any Securities that it determines are not in proper form or the acceptance for payment of or payment for any Securities which it determines may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer prior to the Expiration Time with respect to all tendered Securities and any defect or irregularity in any tender with respect to any particular Securities, whether or not the Company waives similar defects or irregularities in the case of any other stockholder or unitholder. No tender of Securities will be deemed to have been validly made until all defects or irregularities have been cured by the tendering stockholder or unitholder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Securities. None of the Company, the LLC, the Depositary, the Information Agent, the Dealer Manager or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any such notice.

3) Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Securities should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4) Partial Tender (Applicable to Certificate Holders Only). If fewer than all the Securities evidenced by any Certificate delivered to the Depositary are to be tendered, fill in the number of Securities which are to be tendered in the column entitled “Number of Securities Tendered” in the box entitled “Description of Securities Tendered.” In that case, if any tendered Securities are purchased, new certificate(s) for the remainder of the Securities that were evidenced by the old Certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the Securities tendered herewith. All Securities represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5) Auction Price Tender. If you want to tender your Securities at a specific price within the $21.00 to $23.50 range, you must properly complete the pricing section entitled “Auction Price Tender.” You must check ONLY ONE BOX in this section. If more than one box is checked, your Securities will not be validly tendered. If no box is checked, you will be deemed to have made a Purchase Price Tender. If you want to tender portions of your Securities at more than one price, you must complete a separate Letter of Transmittal for each price at which you wish to tender Securities. However, the same Securities cannot be tendered at more than one price, unless previously and validly withdrawn as provided in Section 4 of the Offer to Purchase. There is no requirement to use a specified portion of the Aggregate Purchase Price to purchase Shares versus LLC Units and the Company will treat Shares and LLC Units equally when allocating the Aggregate Purchase Price. See Section 3 of the Offer to Purchase.

6) Purchase Price Tender. By checking the box in “Purchase Price Tender” instead of one of the price boxes in “Auction Price Tender,” you are tendering Securities and are willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Securities pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Securities at the minimum price under the Offer of $21.00 per Share or LLC Unit for purposes of determining the Purchase Price in the Offer, and could cause the Purchase Price in the Offer to be lower and could result in your Securities being purchased at the minimum price under the Offer of $21.00 per Share or LLC Unit. The Purchase Price for each Share and LLC Unit will be the same. See Section 3 of the Offer to Purchase.

7) Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration or any other change whatsoever.

If any Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Securities are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Securities.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the Securities listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates representing Securities not tendered or not purchased are to be issued in the name of, a person other than the registered owner(s), in which case the Certificates representing the Securities tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Section 3 of the Offer to Purchase. Signature guarantees are also required if either the box in “Special Payment Instructions” or “Special Delivery Instructions” is completed.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Security(ies) listed, the Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

8) Transfer Taxes. The Company will pay all stock transfer taxes, if any, payable on the transfer to the Company of Securities purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Securities are to be registered in the name of, any person other than the registered holder, or if tendered Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person, will be deducted from the Purchase Price unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted to the Depositary.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

9) Special Payment and Delivery Instructions. If a check for the Purchase Price is to be issued, and/or Certificates representing Securities not tendered or not purchased are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box entitled “Description of Securities Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby, or by Agent’s Message in the case of a book-entry transfer through DTC, may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box entitled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

10) Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may request additional copies of the Offer to Purchase, this Letter of Transmittal and other Offer documents from the Information Agent at the Company’s expense at the telephone number and address set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

11) Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders or unitholders or other payees pursuant to the Offer (at a rate of 28% under current law). In order to avoid such backup withholding, each tendering stockholder or unitholder or other payee that is a U.S. person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or unitholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or unitholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or unitholders or other payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder or unitholder who is a foreign individual or a foreign entity should complete, sign and submit to the Depositary the appropriate Form W-8. Forms W-8 and the related instructions may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete a Form W-9 or W-8 will not, by itself, cause Securities to be deemed invalidly tendered, but may subject a portion of the amount of any payments made of the Purchase Price pursuant to the Offer to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 OR W-8 MAY RESULT IN BACKUP WITHHOLDING (AT A RATE OF 28% UNDER CURRENT LAW) OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

Withholding on Non-U.S. Holders. Even if a Non-United States Holder (as defined in Section 14 of the Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary (or other applicable withholding agent) will withhold U.S. federal income taxes equal to 30% of the gross payments payable to such Non-United States Holder or such holder’s agent unless the Depositary (or other applicable withholding agent) determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder’s conduct of a trade or business within the United States. See Section 14 of the Offer to Purchase. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary (or other applicable withholding agent) before payment a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form). Notwithstanding the foregoing, even if a Non-United States Holder tenders Securities held in its own name as a holder of record and delivers to the Depositary a properly completed IRS Form W-8BEN or W-8BEN-E (or other applicable form) before any payment is made, the Depositary will withhold 30% of the gross proceeds regardless of whether the payment is properly exempt from U.S. federal gross income tax under the “complete termination,” “substantially disproportionate,” or “not essentially equivalent to a dividend” test. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary (or other applicable withholding agent) a properly completed and executed IRS Form W-8ECI. A Non-United States Holder that qualifies for an exemption from withholding on these grounds generally will be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of Securities pursuant to the Offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a United States Holder (as defined in Section 14 of the Offer to Purchase), and in the case of a foreign corporation, an additional branch profits tax may be imposed at a rate of 30% (or a lower rate specified in an applicable income tax treaty), with respect to such income. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

NON-UNITED STATES HOLDERS MAY BE SUBJECT TO UNITED STATES WITHHOLDING TAX AT A 30% RATE ON THE SALE OF SECURITIES PURSUANT TO THE OFFER, EVEN IF NO SUCH WITHHOLDING WOULD APPLY IF THOSE SAME SECURITIES WERE SOLD ON THE OPEN MARKET. NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX WITHHOLDING RULES, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

12) Lost or Destroyed Certificates. If any Certificate has been lost or destroyed, the stockholder or unitholder should promptly notify the Depositary at the phone number or address set forth herein. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Stockholders and unitholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.

13) Conditional Tenders. Under certain circumstances described in Section 1 of the Offer to Purchase and subject to the exception for Odd Lot Holders, if the Offer is over-subscribed, the Company will prorate the Securities purchased pursuant to the Offer. You may tender Securities subject to the condition that all or a specified minimum number of Securities be purchased by indicating in the box entitled “Conditional Tender.” It is your responsibility to calculate and appropriately indicate the minimum number of Securities that must be purchased from you if any are to be purchased from you. See Section 6 of the Offer to Purchase.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Securities tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Securities would not be purchased. If, because of proration, the minimum number of Securities designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. To be eligible for purchase by random lot, you must have tendered all your Securities and checked the box so indicating.

All tendered Securities will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available for stockholders and unitholders to facilitate the ability of tendering stockholders to have cash received for Shares tendered pursuant to the Offer treated as consideration received in a sale or exchange of such Shares by the stockholder, rather than as a distribution to the stockholder with respect to such Shares, for U.S. federal income tax purposes. It is each shareholder’s responsibility to calculate the minimum number of Shares that must be purchased in order to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. You are urged to consult with your own tax advisor before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any tender of Shares. See Section 14 of the Offer to Purchase.

14) Odd Lots. As discussed in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Securities validly tendered and not validly withdrawn prior to the Expiration Time, the Securities purchased first will consist of all Securities validly tendered and not validly withdrawn prior to the Expiration Time by any stockholder or unitholder who owned, beneficially or of record, a total of fewer than 100 Shares or LLC Units, and who tenders all of the holder’s Securities in accordance with the procedures described in Section 3 of the Offer to Purchase. This preference will not be available to you unless you complete the section captioned “Odd Lots” in this Letter of Transmittal. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares or LLC Units in the aggregate, even if these holders have separate accounts or Certificates representing fewer than 100 Shares or LLC Units.

15) Order of Purchase in Event of Proration. As discussed in Section 1 of the Offer to Purchase, stockholders and unitholders who tender Securities registered in such stockholder’s or unitholder’s name directly to the Depositary may designate the order of priority in which Securities tendered are to be purchased in the event of proration. stockholders or unitholders may designate the order in which their Securities are to be purchased in the event of proration. See Section 1 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES THROUGH DTC, TOGETHER WITH CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

IMPORTANT BACKUP WITHHOLDING TAX INFORMATION

This is a summary only of certain U.S. federal income tax considerations. Stockholders and unitholders should consult with their own tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. stockholder or unitholder tendering Securities must, unless an exemption applies, provide the Depositary with such stockholder’s or unitholder’s correct TIN, certify under penalties of perjury that such TIN is correct (or that such stockholder or unitholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a stockholder or unitholder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such stockholder or unitholder and payment to such stockholder or unitholder pursuant to the Offer may be subject to backup withholding at a rate currently equal to 28%. All U.S. stockholders and unitholders tendering Securities pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. stockholder or unitholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9 or a substitute form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder or unitholder by timely providing the required information to the IRS.

If the stockholder or unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the stockholder or unitholder should write “Applied For” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the Depositary has not been provided with a properly certified TIN by the time of payment, backup withholding will apply. If the Securities are held in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for additional guidance on which name and TIN to report.

Certain stockholders and unitholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. stockholders should check the “Exempt payee” box on the IRS Form W-9. See the enclosed IRS Form W-9 for more instructions.

Non-U.S. stockholders and unitholders, such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an exemption from backup withholding, a non-U.S. stockholder or unitholder (or a stockholder’s or unitholder’s non-U.S. designee, if any) should properly complete and submit an IRS Form W-8BEN, W-BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such exempt status (each such form and related instructions may be obtained on the IRS website (www.irs.gov)).

Stockholders and unitholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)             (Applies to accounts
maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐	Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ➢
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
	☐	Other (see instructions)➢
	5 Address (number, street, and apt. or suite no.)									Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

Form 1099-INT (interest earned or paid)

Form 1099-DIV (dividends, including those from stocks or mutual funds)

Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

Form 1099-S (proceeds from real estate transactions)

Form 1099-K (merchant card and third party network transactions)

Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

Form 1099-C (canceled debt)

Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

An individual who is a U.S. citizen or U.S. resident alien;

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

An estate (other than a foreign estate); or

A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

Form W-9 (Rev. 12-2014)	Page 3

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.

Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]See	Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]However,

the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

Form W-9 (Rev. 12-2014)	Page 4

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]List	first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]Circle	the minor’s name and furnish the minor’s SSN.

[3]You

must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]List

first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

Protect your SSN,

Ensure your employer is protecting your SSN, and

Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

Form W-9 (Rev. 12-2014)	Page 5

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer to Purchase is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Attn: Corporate Actions 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Company, LLC Attn: Corporate Actions 6201 15th Avenue Brooklyn, New York 11219

By Facsimile Transmission (for Eligible Institutions Only): (718) 234-5001

Confirm Facsimile Transmission: (718) 921-8317

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal should be directed to the Information Agent. The Information Agent will promptly furnish to stockholders and unitholders additional copies of these materials at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Call Toll-Free: (866) 856-4733

Or Via Email: malibuboats@georgeson.com

The Dealer Manager for the Offer is:

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Call: (212) 214-6400

Call Toll Free: (877) 450-7515